EXHIBIT 10.19















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                               OPERATING AGREEMENT

                                       OF

                                  BWP GAS, LLC

                               DATED JULY 21, 2003


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                               OPERATING AGREEMENT
                                       OF
                                  BWP GAS, LLC


         THIS OPERATING AGREEMENT (this "Agreement"), dated July 21, 2003, effective May 22, 2003, is entered into by and between Oklahoma Hills Gas, LLC, a Delaware limited liability company, as a Member and Manager, and HBA Gas, Inc., a Delaware corporation, as a Member.

                                    RECITALS

         WHEREAS, the Company was formed as a limited liability company under the Act for the principal purpose of acquiring, exploring, drilling and developing domestic natural gas and oil properties; and

         WHEREAS, the initial Members wish to provide for the administration of the business and affairs of the Company and the rights and obligations of the Members with respect thereto;

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

                                   DEFINITIONS

         For the purposes of this Agreement, the following terms shall have the definitions ascribed to them herein:

"ACT" shall mean the Delaware Limited Liability Company Act, Ch. 18, Tit. 6, Sec. 18-101, et seq. (the "Act") and any successor statutes, as amended.

"ADDITIONAL MEMBER" shall have the meaning ascribed to such term in Section 2.3.

"CAPITAL ACCOUNT" shall mean the dollar amount of the Member's claim on the capital of the Company (or, if the Member has a negative Capital Account, of the Company's claim on the capital of the Member).

"CAPITAL CONTRIBUTIONS" shall mean any contributions of cash, non-cash property and services and the promises of cash, non-cash property and services, made to the Company by a Member.

"CERTIFICATE" shall have the meaning ascribed to such term in Section 1.2.

"CLASS A MEMBER" shall have the meaning ascribed to such term in Section 2.2.

"CLASS A PERCENTAGE INTEREST" shall mean the fraction (expressed as a percentage), the numerator of which is the Percentage Interest of the applicable Class A Member and the denominator of which is the aggregate Percentage Interest


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of all  Class A Members  on the date of  computation  as set forth on  EXHIBIT A attached hereto and as amended from time to time.

"CLASS B MEMBER" shall have the meaning ascribed to such term in Section 2.2.

"CLASS B PERCENTAGE INTEREST" shall mean the fraction (expressed as a percentage), the numerator of which is the Percentage Interest of the applicable Class B Member and the denominator of which is the aggregate Percentage Interest of all Class B Members on the date of computation as set forth on EXHIBIT A attached hereto and as amended from time to time.

"CODE" shall mean the Internal Revenue Code of 1986, as amended.

"CONFIDENTIAL INFORMATION" shall mean the terms of this Agreement, information that the Company maintains in confidence, information that the Manager knows to be proprietary to the Company, financial information relating to the Company and to the Managers, information relating to Company marketing and business plans and strategies, information concerning the design and manufacture of Company products and concerning methods of providing Company services, information in Company personnel files and similar files relating to Company Managers and employees, information entrusted to the Company in confidence by third parties, and information reasonably designated by the Managers as Confidential Information

"DISSOLUTION" shall mean the cessation of the Company's normal business activities and the beginning of the process of winding up its business and internal affairs and of liquidating it.

"DISTRIBUTION" shall mean a transfer of the Profits or other assets of the Company to a Member in the Member's capacity as a member in cash, by check or otherwise. Payments specifically identified in this Agreement as compensation to the Members for services to or on behalf of the Company shall not be deemed to be Distributions within the meaning of this Agreement.

"EFFECTIVE DATE" shall have the meaning ascribed to such term in Section 1.1.

"INCAPACITY" means (i) with respect to a natural Person, the bankruptcy, death, disability or incompetency of such Person, and (b) with respect to any other Person, the bankruptcy, liquidation, dissolution or termination of such Person.

 "MANAGEMENT RIGHTS" shall mean all rights of a Member as a member except the Member's right to receive allocations of Company Profits and Losses and Distributions of Company assets.

"MANAGER" or MANAGERS" means any Person or Persons elected by the Members as a manager of the Company as provided in this Agreement, but does not include any Person who has ceased to be a manager of the Company.

"MEMBER" means any Person executing this Agreement as of the date of this Agreement as a member or hereafter admitted to the Company as a member as provided in this Agreement, but does not include any Person who has ceased to be a member in the Company.


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"MEMBERSHIP  INTEREST" shall mean a Member's share of the Company's  Profits and
Losses, and the Member's right to receive Distributions of the Company's assets.

"MEMBERSHIP RIGHTS" shall have the meaning ascribed to such term in Section 2.5.

"PERCENTAGE INTEREST" means, with respect to any Member, the Percentage Interest set forth opposite such Member's name on SCHEDULE A attached hereto.

"PERSON" means a natural person, partnership (whether general or limited), limited liability company, trust, estate, association, corporation, custodian, nominee, or any other individual or entity in its own or any representative capacity.

"PROCEEDING" shall have the meaning ascribed to such term in Section 9.2.

"PROFITS" and "LOSSES" shall mean the taxable income and losses, respectively, of the Company as determined for Federal income tax purposes in accordance with the accounting method followed by the Company for such purposes, adjusted as follows: (i) any expenditures of the Company described in Section 705(a)(2)(B) of the Code, or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulation Section 1.704(b)(2)(iv)(i), shall be subtracted from such taxable income or losses, and (ii) if property is reflected on the books of the Company at a book value that differs from the adjusted tax basis of such property, depreciation, amortization and gain or loss with respect to such property shall be determined by reference to such book value.

"SUBSTITUTED MEMBER" shall mean a transferee of any economic and non-economic rights of an existing Member.

"UNLAWFUL DISTRIBUTION" shall have the meaning ascribed to such term in Section 4.5.

                                    SECTION 1
                             PRELIMINARY PROVISIONS

         1.1      BINDING EFFECT OF AGREEMENT; EFFECTIVE DATE

         This Agreement shall bind the initial Members when all of them have signed it. The effective date of the Agreement (the "Effective Date") shall be May 22, 2003.

         1.2      ACCEPTANCE OF CERTIFICATE OF FORMATION

         Each initial Member hereby acknowledges that the initial Member has carefully reviewed the Certificate of Formation of the Company (the "Certificate") and that each of its provisions is acceptable to the initial Member.

         1.3      AMENDMENT OF AGREEMENT AND CERTIFICATE

         Except as otherwise expressly provided in this Agreement, no amendment of the Agreement or of the Certificate shall be valid unless it is in writing and signed by all of the Members.


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         1.4      FORMATION

         On or promptly after the Effective Date, the initial Members shall cause the Certificate to be filed with the Secretary of State of the State of Delaware.

         1.5      ENTITY STATUS

         Upon its formation, the Company shall be a legal entity separate and distinct from its Members.

         1.6      NAME

         The name of the Company shall be "BWP Gas, LLC."

         1.7      PRINCIPAL OFFICE

         The principal office of the Company shall be 111 Presidential Boulevard, Suite 158A, Bala Cynwyd, Pennsylvania 19004, or such place or places as the Managers may designate from time to time. The Company may have such other offices and places of business as the Managers may designate from time to time.

         1.8      REGISTERED OFFICE; REGISTERED AGENT

         The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the office of the initial registered agent named in the Certificate or such other office (which need not be a place of business of the Company) as the Managers may designate from time to time in the manner provided by law. The registered agent of the Company in the State of Delaware shall be the initial registered agent named in the Certificate or such other Person or Persons as the Managers may designate from time to time in the manner provided by law.

         1.9      PURPOSE

         The Company's principal purpose shall be to acquire, explore, drill and develop domestic natural gas and oil properties, and to engage in any other business activity that now or hereafter may be necessary, appropriate, desirable, incidental, advisable or convenient to accomplish the foregoing purpose (including obtaining financing therefor), and that is not forbidden by the Act or the law of the jurisdiction in which the Company engages in business.

         1.10     POWERS

         In pursuing its lawful purposes, the Company shall be empowered to do all things that limited liability companies are permitted to do under the Act.

         1.11     FOREIGN QUALIFICATIONS.

         Prior to the Company conducting business in any jurisdiction other than Delaware, the Managers shall cause the Company to comply, to the extent procedures are available and those matters are reasonably within the control of the Managers, with all requirements necessary to qualify the Company as a


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foreign limited  liability company in that  jurisdiction.  At the request of the
Managers, each Member shall execute, acknowledge, swear to, and deliver all certificates and other instruments conforming with this Agreement that are necessary or appropriate to qualify, continue, and terminate the Company as a foreign limited liability company in all such jurisdictions in which the Company may conduct business

         1.12     MANAGEMENT STRUCTURE

         The management of the business and internal affairs of the Company shall be reserved to one or more Managers. Except as otherwise provided in this Agreement, only the Managers may bind the Company and decide matters relating to the Company's business and internal affairs, provided that the Members shall have voting rights, information rights and dispute resolution rights provided in this Agreement. The Members may change the number of the Company's Managers at any time upon the affirmative vote of Members holding a majority of Member votes.

         1.13     LIMITED LIABILITY OF MEMBERS AND MANAGER

         No Member or Manager shall be personally obligated to any third party for any debt, obligation or liability of the Company solely by reason of being a Member or Manager. Members and Managers shall be liable for their personal conduct as provided by law.

         1.14     BUSINESS ACTIVITIES AND VENTURES OF MEMBERS AND MANAGERS

         Each Member, Manager and officer of the Company at any time and from time to time may engage in and possess interests in other business activities and ventures of any and every type and description, independently or with others, including ones in competition with the Company, with no obligation to offer to the Company or any other Member, Managers or officers the right to participate therein, and neither the Company nor the other Members, Manager or officers shall have any rights in such other business activities and ventures. The Company may transact business with any Manager, Member, officer or affiliate thereof, provided the terms of those transactions are no less favorable than those the Company could obtain from unrelated third parties.

         1.15     ANNUAL ACCOUNTING PERIOD

         The Company's fiscal year for financial and tax purposes shall be the calendar year.

         1.16     METHOD OF ACCOUNTING

         The Company shall use the accrual method of accounting to compute its taxable income.

         1.17     BUSINESS ASSET PROTECTION

         The Members intend that to the maximum extent permitted by the Act and by other applicable law, the assets of the Company shall be unavailable to satisfy obligations incurred by the Members in their personal capacity.



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                                    SECTION 2
                           MEMBERSHIP IN THE COMPANY;
                   TRANSFERS AND PLEDGES OF MEMBERSHIP RIGHTS;
                             MEMBERS' VOTING RIGHTS

         2.1      IDENTITY OF INITIAL MEMBERS

         On the Effective Date, the initial Members shall be as set forth on SCHEDULE A attached hereto.

         2.2      CLASSES OF MEMBERS

         The Company shall have two classes of Members: Class A Members ("Class A Members") and Class B Members ("Class B Members"). The initial Class A Member shall be Oklahoma Hills Gas, LLC, a Delaware limited liability company. The initial Class B Member shall be HBA Gas, Inc., a Delaware corporation. Except as otherwise expressly provided in this Agreement, each Member shall have the same rights, duties, privileges, authority and liabilities as each other Member.

         2.3      ADMISSION OF ADDITIONAL MEMBERS

         The Members shall admit no Person as an additional Member of the Company after the Company's formation (an "Additional Member") except upon the affirmative vote of Members holding a majority of Member votes.

         2.4      EXECUTION OF THIS AGREEMENT BY SUBSTITUTED MEMBER

         No Person shall be admitted as an Additional or Substituted Member of the Company until the Additional or Substituted Member signs this Agreement (as it may be amended from time to time before the admission of the Additional or Substituted Member).

         2.5      MEMBERSHIP RIGHTS

         For purposes of this Agreement, the membership rights of a Member (the "Membership Rights") shall mean the totality of a Member's rights as a member under the Agreement and the Act, including both economic and non-economic rights.

         2.6     LACK OF AUTHORITY.

         No Member shall have any power or authority, in his or her capacity as a Member, to represent, act for, sign for, or bind the Managers or the Company, or to do any act that would be binding on the Company, or to incur any expenditures or obligations on behalf of the Company. Except when acting as a Manager or an officer of the Company, or pursuant to separate service agreements or other agreements or contracts between the Company and a Member, or as otherwise specifically provided herein, the Members shall not participate in the management or control of the Company business, nor shall the Members transact any business for the Company. The Members hereby consent to the exercise by the Managers of the powers conferred on the Managers by law and by this Agreement.


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         2.7      FORUM; REMEDIES

         Subject to any contrary provisions in Section 14, any claim against a Member in the Member's capacity as a member shall be decided in arbitration under Section 14, and in any such arbitration, the arbitrator may impose any legal or equitable remedy that the arbitrator determines to be reasonable in the circumstances.

         2.8      TRANSFERS OR PLEDGES OF MEMBERSHIP RIGHTS TO SUBSTITUTED
                  MEMBERS

         Except with the consent of Managers holding a majority of Manager votes, no Member shall transfer all or any part of the Member's rights as a member (whether these rights are economic or non-economic) to any Substituted Member, including another Member, nor shall any Member pledge all or any part of such Member's rights to any Person. In the event that any Membership Interests are transferred in accordance with the provisions of this Agreement, the transferees of such Membership Interests shall succeed to the Percentage Interest of its transferor to the extent that it relates to the transferred Membership Interest.

         2.9      TRANSFERS AND PLEDGES IN BREACH OF THIS AGREEMENT

         Transfers and pledges of Membership Rights in breach of the terms of this Agreement shall be void and of no effect.

         2.10     RIGHT OF FIRST REFUSAL

         Except as otherwise provided in this Agreement, the Company may require a Member to promptly sell all or any part of the Member's Membership Interest to the Company or to the other Members for its then fair value and upon other reasonable purchase terms if the Member is dissociated from the Company under
Section 11, or an arbitrator orders such a sale under Section 14 on the ground that it is fair and reasonable in the circumstances.

         2.11     ELECTION UNDER CODE SECTION 754

         Before any Member transfers any of the Member's rights as a Member to any Person, the Members shall negotiate in good faith and shall agree whether to file an election under Code Section 754 to adjust the basis of Company property in connection with that transfer.

         2.12     MEMBERS' VOTING RIGHTS

         Except as otherwise expressly provided in this Agreement, the Class B Members shall have the exclusive right to vote on all matters pertaining to the Company, and each Class B Member shall be entitled to cast that number of votes as shall equal the product of the Class B Percentage Interest of such Member multiplied by one hundred (100). Each matter voted on by the Class B Members shall be decided by the affirmative vote of Class B Members holding a majority of Class B Member votes. Except as otherwise expressly provided in this Agreement, the Class A Members shall not be entitled to any voting rights on any matters pertaining to the Company.


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         2.13     PROCEDURES FOR MEMBER VOTING

         Members may vote on matters in person, by phone, by fax, by e-mail or by any other reasonable means. Each Member shall have a reasonable opportunity to be heard on each matter on which the Members vote. The Managers shall appoint a manager who shall use the his or her best efforts to record each Member vote accurately and to circulate this record among the Members promptly after the vote, provided that the failure of the manager to circulate this record with respect to any vote shall not be evidence of the invalidity of the vote.

         2.14 APPOINTMENT OF INITIAL MANAGER

         The following Person is hereby appointed and elected by the Members as the initial Manager of the Company, to serve in accordance with this Agreement, until successors or additional Managers are appointed by the Members:

                             Oklahoma Hills Gas, LLC

Effective May ___, 2003, the initial Manager is hereby removed as the Manager of the Company, and the following Person is hereby appointed and elected by the Members as the successor Manager of the Company, to serve in accordance with this Agreement, until successors or additional Managers are appointed by the
Members:

                       Continental Southern Resources, LLC

         2.15     MEETINGS.


                  (a) A quorum shall be present at a meeting of Members if the holders of a majority of Member votes are represented at the meeting in person or by proxy. With respect to any matter, other than a matter for which the affirmative vote of the holders of a specified portion of the Membership Interests of all Members entitled to vote is required by the Act, the affirmative vote of a majority of Member votes at a meeting of Members at which a quorum is present shall be the act of the Members.

                  (b) All meetings of the Members shall be held at the principal place of business of the Company or at such other place within or without the State of Pennsylvania as shall be specified or fixed in the notices or waivers of notice thereof, provided that any or all Members may participate in any such meeting by means of conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear each other.

                  (c) Notwithstanding the other provisions of the Certificate or this Agreement, the chairman of the meeting or the holders of a majority of Member votes shall have the power to adjourn such meeting from time to time, without any notice other than announcement at the meeting of the time and place of the holding of the adjourned meeting. If such meeting is adjourned by the


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Members,  such time and place shall be  determined by a vote of the holders of a majority of the Member votes. Upon the resumption of such adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally called.

                  (d) An annual meeting of the Members, for the election of the Managers and for the transaction of such other business as may properly come before the meeting, shall be held at such place, within or without the State of Delaware, on such date and at such time as the Managers shall fix and set forth in the notice of the meeting, which date shall be within thirteen (13) months subsequent to the date of organization of the Company or the last annual meeting of Members, whichever most recently occurred.

                  (e) Special meetings of the Members for any proper purpose or purposes may be called at any time by the Managers or the holders of at least ten percent (10%) of Member votes. If not otherwise stated in or fixed in accordance with the remaining provisions hereof, the record date for determining Members entitled to call a special meeting is the date any Member first signs the notice of that meeting. Only business within the purpose or purposes described in the notice (or waiver thereof) required by this Agreement may be conducted at a special meeting of the Members.

                  (f) Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Managers or Person calling the meeting, to each Member. If mailed, any such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the Member, with postage thereon prepaid.

                  (g) The date on which notice of a meeting of the Members is mailed or the date on which the resolution of the Managers declaring a Distribution is adopted, as the case may be, shall be the record date for the determination of the Members entitled to notice of or to vote at such meeting, including any adjournment thereof, or the Members entitled to receive such Distribution.

                  (h) The right of Members to cumulative voting in the election of Managers is expressly prohibited.

         2.16     VOTING LIST.

         The Managers shall make, at least ten (10) days before each meeting of the Members, a complete list of the Members entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the Membership Interests held by each, which list shall be kept on file at the registered office or principal place of business of the Company and shall be subject to inspection by any Member at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Member during the whole time of the meeting. The original membership records shall be prima-facie evidence as to the identity of the Members entitled to examine such list or


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transfer  records or to vote at any meeting of  Members.  Failure to comply with the requirements of this Section shall not affect the validity of any action taken at the meeting.

         2.17     PROXIES.


         A Member may vote either in person or by proxy executed in writing by the Member. A telegram, telex, cablegram or similar transmission by the Member, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Member, shall be treated as an execution in writing for purposes of this Section. Proxies for use at any meeting of Members or in connection with the taking of any action by written consent shall be filed with the Managers, before or at the time of the meeting or execution of the written consent, as the case may be. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the Managers, who shall decide all questions touching upon the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions. No proxy shall be valid after twelve
(12) months from the date of its execution unless otherwise provided in the proxy. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Should a proxy designate two or more Persons to act as proxies, unless that instrument shall provide to the contrary, a majority of such Persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on a particular issue, the Company shall not be required to recognize such proxy with respect to such issue if such proxy does not specify how the Membership Interests that are the subject of such proxy are to be voted with respect to such issue.

         2.18     CONDUCT OF MEETINGS.


         All meetings of the Members shall be presided over by the chairman of the meeting, who shall be a Manager (or representative thereof) designated by a majority of the Managers. The chairman of any meeting of Members shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order.

         2.19     ACTION BY WRITTEN CONSENT OR TELEPHONE CONFERENCE.


                  (a) Any action required or permitted to be taken at any annual or special meeting of Members may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of not less than the minimum number of Class B Member votes that would be necessary to take such action at a meeting at which the holders of all Class B Member votes entitled to vote on the action were present and voted. Every written consent shall bear the


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date of signature of each Member who signs the consent. No written consent shall be effective to take the action that is the subject to the consent unless, within sixty (60) days after the date of the earliest dated consent delivered to the Company in the manner required by this Section, a consent or consents signed by the holder or holders of not less than the minimum Class B Member votes that would be necessary to take the action that is the subject of the consent are delivered to the Company by delivery to its registered office, its principal place of business, or the Managers. Delivery shall be by hand or certified or registered mail, return receipt requested. Delivery to the Company's principal place of business shall be addressed to the Managers. A telegram, telex, cablegram or similar transmission by a Member, or a photographic, photostatic, facsimile or similar reproduction of a writing signed by a Member, shall be regarded as signed by the Member for purposes of this Section. Prompt notice of the taking of any action by Members without a meeting by less than unanimous written consent shall be given to those Members who did not consent in writing to the action.

                  (b) The record date for determining Members entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, its principal place of business, or the Managers. Delivery shall be by hand or by certified or registered mail, return receipt requested. Delivery to the Company's principal place of business shall be addressed to the Managers.

                  (c) If any action by Members is taken by written consent, any articles or documents filed with the Secretary of State of the State of Delaware as a result of the taking of the action shall state, in lieu of any statement required by the Act concerning any vote of Members, that written consent has been given in accordance with the provisions of the Act and that any written notice required by the Act has been given.

                  (d) Members may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in such meeting shall constitute attendance and presence in person at such meeting, except where a Person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                    SECTION 3
                     CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

         3.1      INITIAL CAPITAL CONTRIBUTIONS

         Promptly after the Effective Date, the initial Members shall make the initial Capital Contributions to the Company set forth on SCHEDULE A attached hereto in exchange for their respective Membership Interests.

         3.2      ESTABLISHMENT OF CAPITAL ACCOUNTS.

         An individual Capital Account shall be established for each Member. The Capital Account of each Member shall consist of its initial Capital Contribution and shall be increased by: (i) any additional Capital Contributions by such Member; (ii) such Member's share of any income or gains, including the Profits allocated to such Member pursuant to this Agreement; and (iii) such Member's share of any income or gain exempt from federal income tax (determined in the same manner as Profits are allocated to such Members), and shall be decreased by: (i) such Member's share of Losses allocated to such Member pursuant to this Agreement; (ii) any Distribution to such Member of cash or the fair market value of any other property (net of liabilities assumed by such Member and liabilities to which such property is subject); and (iii) such Member's share of expenditures of the Company described in Code Section 705(a)(2)(B) (determined in the same manner as Losses are allocated to such Members).

         3.3 DETERMINATION OF CAPITAL ACCOUNTS.

         The Company shall compute the Capital Account of each Member on a reasonably current basis. Except as otherwise provided herein, the Capital Account of a Member shall be determined in all events solely in accordance with the rules set forth in Treasury Regulation Section 1.704-1(b)(2)(iv) and other applicable Treasury Regulations as the same may be amended or revised hereafter. To the extent that any provision of this Agreement is inconsistent with the requirements of Treasury Regulation Section 1.704(b)(2)(iv) as to the calculation of a Member's Capital Account, such Treasury Regulation shall control. Any references in this Agreement to the Capital Account of a Member shall be deemed to refer to such Capital Account as the same may be credited or debited from time to time as set forth above.

         3.4 ADDITIONAL CONTRIBUTIONS

         No Member shall have an obligation to make an additional Capital Contribution or loan to the Company. If additional funds are advanced to the Company by the Members, such funds shall be additional Capital Contributions.

         3.5 CONTRIBUTIONS AND COMPROMISES BY INCAPACITATED MEMBERS

         Each Member and such Member's representative or successor (as the case may be) shall be obligated to perform any promise by the Member to make a Capital Contribution to the Company even if the Member is prevented from doing so because of any Incapacity.

         3.6 PROMISES TO MAKE CAPITAL CONTRIBUTIONS

         No promise by a Member to make a Capital Contribution to the Company shall be enforceable unless set forth in this Agreement or in another writing signed by the Member. No promise by a Member to make a Capital Contribution to the Company shall be compromised except by the affirmative vote of all of the other Members.

         3.7 NO INTEREST ON CONTRIBUTIONS

         The Members shall earn no interest on their Capital Contributions.

         3.8 ADEQUACY OF THE COMPANY'S CAPITAL

         Each Member hereby acknowledges and agrees that in the Member's considered opinion, the contributions, loans and guarantees provided for in this
Section 3 are reasonably sufficient to meet the initial capital needs of the Company.

         3.9 NEGATIVE CAPITAL ACCOUNTS.

         No Member shall be required to pay to any other Member any deficit or negative balance which may exist from time to time in such Member's Capital Account. No Member shall be liable to the Company or any other Member or any creditor of the Company solely because of the existence of a negative balance in such Member's Capital Account.

         3.10 REIMBURSEMENT OF EXPENSES

         If any Member or Manager incurs a reasonable expense on behalf of the Company and reasonably documents this expense to the Company, the Company shall reimburse the Member or Manager for this expense as promptly as reasonably possible after receiving this documentation.

         3.11 MEMBERS' REPRESENTATIONS AND WARRANTIES

         Each Member hereby represents and warrants to and acknowledges to the Company that: (a) such Member has sufficient knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto; (b) such Member is able to bear the economic and financial risk of an investment in the Company for an indefinite period of time; (c) such Member is acquiring Membership Interests in the Company for investment purposes only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof; (d) the Membership Interests have not been registered under the securities laws of any jurisdiction and cannot be disposed of unless they are subsequently registered and/or qualified under applicable securities laws or are exempt from any such registration or qualification requirement and the provisions of this Agreement have been complied with; and (e) the execution, delivery and performance of this Agreement do not require such Member to obtain any consent or approval that has not been obtained and do not contravene or result in a default under any provision of any existing law or regulation applicable to such Member or other governing documents or any agreement or instrument to which such Member is a party or by which such Member is bound.

                                   SECTION 4
                          ALLOCATIONS AND DISTRIBUTIONS
4.1      GENERALLY

         Subject to Section 10.7, the Managers shall have sole discretion as to the amounts and timing of Distributions to Members, subject to the retention of, or payment to, third parties of such funds as it shall deem necessary with respect to the reasonable business needs of the Company, which shall include the payment or the making of provision for the payment when due of Company obligations, including the payment of any management or administrative fees and expenses or any other obligations.

         4.2 DISTRIBUTIONS


             Except as otherwise provided in this Agreement, Distributions may be made to Members from time to time in the discretion of the Managers.

             (a) Until the return to the Class B Members of one hundred percent (100%) of their Capital Contributions, Distributions to the Members shall be made in proportion to each Member's respective Percentage Interest as set forth on EXHIBIT A attached hereto.

             (b) After the return to the Class B Member of one hundred percent (100%) of their Capital Contributions, Distributions to the Members shall be made in the following proportion: (i) twenty-five percent (25%) to the Class A Members, and (ii) seventy-five percent (75%) to the Class B Members.

             (c) Distributions made to Class A Members shall be allocated among the Class A Members in proportion to each Class A Member's respective Class A Percentage Interest, and Distributions made to Class B Members shall be allocated among the Class B Members in proportion to each Class B Member's respective Class B Percentage Interest.

         4.3 ALLOCATIONS OF PROFITS AND LOSSES.


             Profits and Losses and all items of Company income, gain or loss for any fiscal year shall be allocated among the Members in the same manner as Distributions are allocated among the Members under Section 4.2, provided that:

             (a) if a Member makes a Capital Contribution of non-cash property to the Company, the Company shall allocate its income, gains, deductions, losses and other tax items to the Member in respect of this Capital Contribution in accordance with Code Section 704 (c) (1) (A) and the regulations thereunder; and

             (b) if the Company allocates any of its Profits and Losses to a Member in a manner that is disproportionate to the Member's respective Percentage Interest in the Company, the Company shall make this allocation in compliance with the requirements of Code Section 704(b) and the regulations thereunder.

For purposes of this Agreement: (i) an allocation of Company Profits to a Member shall mean an apportionment of those Profits on the books of the Company for Distribution to the Member upon the satisfaction of the conditions for Distributions set forth in this Agreement, and (ii) Capital Contributions shall (except as otherwise expressly provided in this Agreement) include only the value of Capital Contributions that the Company has actually received from the Members and has not returned.

         4.4 DISTRIBUTIONS IN KIND

         If this Agreement or applicable law requires the Company to make a Distribution to any Member, the Member may not require the Company to make this Distribution except in the form of cash, and the Company may not compel a Member to accept a Distribution except in the form of cash.

         4.5 UNLAWFUL DISTRIBUTIONS

         The Company shall not make any Unlawful Distributions of its assets to any Member. Except as otherwise provided under the Act, a Distribution shall be an "Unlawful Distribution" within the meaning of this Agreement if, immediately after the Distribution, the aggregate value of the Company's liabilities would exceed the aggregate value of its assets, or if, as a result of the Distribution, the Company would be unable to pay its reasonably foreseeable obligations as they become due.

         4.6 LIABILITY FOR UNLAWFUL DISTRIBUTIONS

         Members and Managers who vote to authorize Unlawful Distributions and Members that receive these Distributions shall be liable as provided in the Act.

         4.7 MEMBERS AS CREDITORS OF THE COMPANY

         With respect to Profits allocated to a Member under this Agreement, the Member shall have the status of a creditor.



                                   SECTION 5
                            MANAGEMENT OF THE COMPANY

         5.1 QUALIFICATIONS

         The Managers shall be Members of the Company. Managers need not be residents of the State of Delaware. The Managers shall have such other qualifications as are determined from time to time by the affirmative vote of Members holding a majority of Member votes.

         5.2 TITLES

         In performing management functions for the Company, Managers may use the title "Manager" or such other title or titles as the Members may determine from time to time by affirmative vote of Members holding a majority of Member votes.

         5.3 VOTING

         Except as otherwise expressly provided herein, the Managers shall have the right to vote on all matters pertaining to the business and internal affairs of the Company. Each Manager shall have one vote on each matter, and each matter shall be decided by the affirmative vote of the Managers holding a majority of the votes. Each Manager shall have a reasonable opportunity to be heard on each matter on which the Managers vote. Managers may vote in person, by telephone, by e-mail, by fax or by any other reasonable means. The Managers shall appoint a manager to make a written record of each Manager vote and to circulate the record among the Managers promptly after the vote, provided that the failure of the manager to make or circulate such a record shall not affect the validity of any Manager vote.

         5.4 TIME DEVOTED BY MANAGERS.

         Each Manager shall devote to the Company such time and effort as may be necessary for the proper performance of his, her or its duties hereunder.

         5.5 GENERAL RESPONSIBILITIES

         Except for situations in which the approval of the Members is required by this Agreement or by nonwaivable provisions of applicable law: (i) the powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Managers; and (ii) the Managers shall make all decisions and take all actions regarding the business of the Company. If the Managers consist of more than one Manager, the prior consent or approval of a majority of all of the Managers shall be required for any action taken by any one or more Managers on behalf of, or with respect to, the Company or its business or affairs.

         5.6 AUTHORITY

         Without limiting the generality of Section 5.5 above, the Managers are hereby authorized to:

                  (a) execute any and all agreements, contracts, documents, certifications and instruments necessary or convenient in connection with the management of the Company;

                  (b) engage in any kind of activity and perform and carry out contracts of any kind necessary to, in connection with or incidental to the accomplishment of the purposes of the Company as may be lawfully carried on or performed by a limited liability company under the laws of the State of Delaware or of any other jurisdiction in which the Company conducts business;

                  (c) acquire by purchase, lease, option, capital contribution or otherwise, any real, personal or mixed property or any interest therein, which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

                  (d) sell, assign, exchange or otherwise transfer all or part of the Company property;

                  (e) issue or sell to Members, affiliates of Members, or Persons other than Members or affiliates of any Member: (i) additional Membership Interests (including other classes or series of Membership Interests having different rights); (ii) obligations, evidences of indebtedness or other securities convertible or exchangeable into Membership Interests; and (iii) warrants, options or other rights to purchase or otherwise acquire Membership Interests, and no Member shall have any preemptive rights in any of the foregoing.

                  (f) borrow money required for the business and affairs of the Company, and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and to secure the repayment of such borrowings by executing mortgages or deeds of trust, and to pledge or otherwise encumber or subject to security interests, all or any part of the Company's property, and in connection with any such borrowing to confess judgment, or authorize the confession of judgment, against the Company;

                  (g) lend the Company's funds or make guarantees of obligations of others upon such terms as the Managers shall determine;

                  (h) invest the Capital Contributions of the Members and reinvest the proceeds from the sale of any Company property in such investments and upon such terms as the Managers shall determine;

                  (i) dissolve the Company;

                  (j) prepay in whole or in part, refinance, increase, modify or extend any indebtedness or mortgage affecting the Company's property, and in connection therewith to execute any extension or renewal of any indebtedness or mortgage on any Company property;

                  (k) place record title to, or the right to use, Company property in the name or names of a nominee or nominees for any purpose convenient or beneficial to the Company;

                  (l) purchase contracts of liability, casualty, and other insurance deemed necessary, appropriate, or convenient for the protection of the property or affairs of the Company or for any purpose convenient or beneficial to the Company;

                  (m) employ, engage and enter into contracts and agreements with Persons, firms or companies, including entities in which any Member has an interest, in the development, operation, and management of the Company's property and business on such terms and for such compensation as the Managers may determine;

                  (n) retain counsel, accountants, financial advisors and other professional personnel;

                  (o) enter into, make and perform such contracts, agreements and other undertakings, and do such other acts as the Managers may deem necessary or advisable, or as may be incidental to or necessary for the conduct of the business of the Company;

                  (p) file Federal, state and local tax returns on behalf of the Company and make such elections as are required or permitted under Federal, state, or local tax laws;

                  (q) designate the depository or depositories in which all bank accounts of the Company shall be kept and the person or persons upon whose signature or signatures withdrawals therefrom shall be made;

                  (r) prosecute, defend, settle, compromise or submit to arbitration, any suits, actions, or claims at law or in equity to which the Company is a party or by which the Company is affected, and satisfy out of Company funds any judgment, decree, or decision of any court, board, agency, or authority having jurisdiction, or any settlement of any suit, action, or claim; and

                  (s) engage in such other activities and incur such other expenses as may in the Managers' judgment be necessary or appropriate for the furtherance of the Company's purposes, and to execute, acknowledge and deliver any and all instruments necessary to the foregoing.

5.7      ACTIONS BY MANAGERS; COMMITTEES; DELEGATION OF AUTHORITY AND DUTIES.


                  (a) In managing the business and affairs of the Company and exercising its powers, the Managers shall act: (i) collectively through meetings and written consents pursuant to this Section 5; (ii) through committees pursuant to Section 5.7(b); and (iii) through Managers to whom authority and duties have been delegated pursuant to Section 5.7(c).

                  (b) The Managers may, from time to time, designate one or more committees, each of which shall be comprised of one or more Managers. Any such committee, to the extent provided in such resolution, in the Certificate or this Agreement, shall have and may exercise all of the authority of the Managers. At every meeting of such committee, the presence of a majority of all the Managers that are Members thereof shall constitute a quorum, and the affirmative vote of a majority of the Managers present shall be necessary for the adoption of any resolution. The Managers may dissolve any committee at any time, unless otherwise provided in the Certificate or this Agreement.

                  (c) The Managers  may,  from time to time,  delegate to one or more Managers such authority and duties as the Managers may deem advisable. In addition, the Managers may assign titles (including, without limitation, president, vice president, secretary, assistant secretary, treasurer and assistant treasurer) to any such Managers and delegate to such Managers certain authority and duties. Any number of titles may be held by the same Manager. Any delegation may be revoked at any time by the Managers, and no delegation shall relieve the Managers of their management responsibility under Section 5 of this Agreement, and any persons to whom the Managers delegate duties shall perform them at the direction of the Managers.

         5.8 TAX IDENTIFICATION NUMBER, INSURANCE, BANK ACCOUNTS

         Before or promptly after the Company begins its business activities, the Managers shall (i) obtain for the Company a federal tax identification number and any necessary state tax identification numbers, (ii) open any necessary bank accounts for the Company, (iii) obtain on commercially reasonable terms insurance policies covering all reasonably foreseeable Company business risks, and (iv) do all other things necessary or useful in connection with the commencement of the Company's business.

         5.9 NUMBER AND TERM OF OFFICE.

         The number of Managers of the Company shall be determined from time to time by resolution of Members holding a majority of votes. If the Members make no such determination, the number of Managers shall be the number of Managers constituting the initial Managers. Each Manager shall hold office for the term for which he is elected and thereafter until his successor shall have been elected and qualified, or until his earlier death, resignation or removal.

         5.10 VACANCIES; REMOVAL; RESIGNATION.


                  (a) Any Manager position to be filled by reason of an increase in the number of Managers or by other reason may be filled by election at an annual or special meeting of the Members called for that purpose, or by the affirmative vote of a majority of the remaining Managers though less than a quorum of the Managers. A Manager elected to fill a vacancy occurring other than by reason of an increase in the number of Managers shall be elected for the unexpired term of his predecessor in office.

                  (b) The Members may, without liability, remove a Manager at any time with or without cause by affirmative vote of Members holding a majority of Member votes.

                  (c) A Manager may resign as a manager upon giving thirty (30) days' written notice to each Member. Except as otherwise provided in this Agreement, the Manager shall have no liability to the Company or to the other Members for any such resignation, provided, however, that the resignation shall not absolve the Manager from any liabilities arising on or before effective date of the resignation. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

         5.11 MEETINGS.

                  (a) A majority of the total number of Managers fixed by or as provided in this Agreement shall constitute a quorum for the transaction of business of the Managers, and the act of a majority of the Managers present at a meeting at which a quorum is present shall be the act of the Managers. A Manager who is present at a meeting of the Managers at which action on any Company matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the Person acting as a secretary of the meeting before the adjournment thereof or shall deliver such dissent to the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Manager who voted in favor of such action.

                  (b) Meetings of the Managers may be held at such place or places as shall be determined from time to time by resolution of the Managers. At all meetings of the Managers, business shall be transacted in such order as shall from time to time be determined by resolution of the Managers. Attendance of a Manager at a meeting shall constitute a waiver of notice of such meeting, except where a Manager attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                  (c) In connection with any annual meeting of Members at which Managers were elected, the Managers may, if a quorum is present, hold its first meeting for the transaction of business immediately after and at the same place as such annual meeting of the Members. Notice of such meeting at such time and place shall not be required.

                  (d) Regular meetings of the Managers shall be held at such times and places as shall be designated from time to time by resolution of the Managers. Notice of such meetings shall not be required.

                  (e) Special meetings of the Managers may be called by any Manager on at least 24 hours' notice to each other Manager. Such notice need not state the purpose or purposes of, nor the business to be transacted at, such meeting, except as may otherwise be required by law or provided for in this Agreement.

         5.12 APPROVAL OR RATIFICATION OF ACTS OR CONTRACTS BY MEMBERS.

         The Managers in their discretion may submit any act or contract for approval or ratification at any annual meeting of the Members, or at any special meeting of the Members called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by Members holding a majority of votes shall be as valid and as binding upon the Company and upon all the Members as if it shall have been approved or ratified by every Member of the Company.

         5.13 ACTION BY WRITTEN CONSENT OR TELEPHONE CONFERENCE.

         Any action permitted or required by the Act, the Certificate or this Agreement to be taken at a meeting of the Managers or any committee designated by the Managers may be taken without a meeting if a consent in writing, setting forth the action to be taken, is signed by a majority of the Managers or members of such committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote at a meeting and may be stated as such in any document or instrument filed with the Secretary of State of the State of Delaware, and the execution of such consent shall constitute attendance or presence in person at a meeting of the Managers or any such committee, as the case may be. Subject to the requirements of the Act, the Certificate or this Agreement for notice of meetings, unless otherwise restricted by the Certificate, Managers or members of any committee designated by the Managers may participate in and hold a meeting of the Managers or any committee of Managers, as the case may be, by means of a conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in such meeting shall constitute attendance and presence in person at such meeting, except where a Person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         5.14 COMPENSATION AND EXPENSES.

         The Managers shall receive such compensation, if any, for their services as may be designated from time to time by the Members. In addition, the Managers shall be entitled to be reimbursed for out-of-pocket costs and expenses incurred in the course of their service hereunder, including the portion of their overhead reasonably allocable to Company activities.

         5.15 OFFICERS.

                  (a) The Managers may, from time to time, designate one or more Persons to be officers of the Company. No officer need be a resident of the State of Delaware, a Member or a Manager. Any officers so designated shall have such authority and perform such ministerial duties as the Managers may, from time to time, delegate to them, subject to the authority of the Managers provided in Section 5.7. The Managers may assign titles to particular officers. Each officer shall hold office until his successor shall be duly designated and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Any number of offices may be held by the same person. The salaries or other compensation, if any, of the officers and agents of the Company shall be fixed from time to time by the Managers.

                  (b) Any officer may resign as such at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of its receipt by the Managers. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation. Any officer may be removed as such, either with or without cause, by the Managers whenever in their judgment the best interests of the Company will be served thereby; provided, however, that such removal shall be without prejudice to the contract rights, if any, of the Person so removed. Designation of an officer shall not of itself create contract rights. Any vacancy occurring in any office of the Company may be filled by the Managers.

         5.16 COMPLIANCE WITH LAWS AND REGULATIONS

         Before the Company conducts business in this State or in any other state and at all times while it is conducting this business, the Managers shall ensure that the Company is in compliance with all applicable federal, state and local laws, regulations and ordinances, including federal and state tax and securities laws, laws governing the registration and taxation of foreign Companies, and regulations governing specific professions, trades and businesses. For purposes of this Agreement, "state" shall include the District of Columbia.

         5.17 VALUATION OF CAPITAL CONTRIBUTIONS

         Whenever the Company admits a Person as a Member of the Company, the Managers shall promptly determine in dollars a value for the Capital Contribution of that Person in exchange for the Person's Membership Interest or that there was no Capital Contribution, shall record this determination in the records of the Company, and shall promptly notify all Members concerning the determination. Thereafter, in the absence of fraud, the determination shall be conclusive as to the value of the Capital Contribution or as to whether there was a Capital Contribution.

         5.18 THIRD PARTY CLAIMS AGAINST THE COMPANY

         No Manager in the Manager's capacity as a manager shall have personal liability for any claim against the Company by any third party. Managers shall be personally liable for their personal misconduct as provided by this Agreement and by applicable law.

         5.19 EXCLUSIVE RIGHT TO BIND THE COMPANY

         Only the Managers shall have the following rights:

                  (a) Each Manager shall have the right to bind the Company in dealings with third parties.


                  (b) The Managers shall have the exclusive right to decide all Company matters relating to the business of the Company except those that this Agreement expressly reserves to the Members.


                  (c) The Managers shall have the right to conduct the business and internal affairs of the Company.

         5.20 RELIANCE ON COMPANY INFORMATION AND OTHER COMPANY MANAGERS

         No Manager as a manager shall be personally liable to the Company or to the Members if, to the extent that, with respect to the matter in question, the Manager acted in reasonable reliance on Company records, other Company Managers, employees or officers of the Company, other Persons whom, at the time of the action, the Manager reasonably believed to be competent in the matter in question, or any provision of this Agreement.

         5.21 NO MANAGER LIABILITY FOR ACTIONS TAKEN IN GOOD FAITH

         No Manager shall be personally liable to the Company or to the Members if, with respect to the matter in question, the Manager acted in good faith, in the reasonable belief that the action was in the best interest of the Company, and with reasonable diligence.

         5.22 LIABILITY INSURANCE FOR MANAGERS

         The Company shall maintain an insurance policy to cover liabilities of a Manager arising from a claim against the Manager under or relating to this Agreement (to the extent permitted by the Act and applicable law) if Members holding a majority of Member votes agree to do so.

         5.23 ADVANCEMENT OF ARBITRATION AND LITIGATION EXPENSES TO MANAGERS

         The Company shall advance arbitration and litigation expenses to a Manager for the defense of claims against a Manager under or relating to this Agreement if Members holding a majority of Member votes agree to do so, and the Manager promises to return all such advances to the Company if the court, arbitrator or other relevant tribunal determines that the claim is valid.

         5.24 EXECUTION OF THIS AGREEMENT

         As a condition to becoming Managers, the initial Managers and all subsequent Managers shall sign this Agreement in their capacity as managers and shall be bound by all provisions of the Agreement relating to managers.


                                   SECTION 6
                    MANAGERS' REPRESENTATIONS AND WARRANTIES

         6.1 REPRESENTATIONS BY ALL MANAGERS

         Each Manager warrants in the Manager's capacity as a manager as follows:

                  (a) The Manager is legally free to enter into this Agreement and to perform the Manager's obligations under this Agreement in accordance with its terms and is not prevented from doing so by order of any court or other governmental authority, by any agreement with a third party (including an employment agreement, non-competition agreement or nondisclosure agreement) or by any other cause.


                  (b) In negotiating and entering into this Agreement, the Manager has acted fairly and in good faith.

                  (c) Before accepting the terms of this Agreement, the Manager has had every reasonable opportunity to consider these terms and to review them with the Manager's personal attorney.

                  (d) The Manager has accepted the terms of this Agreement knowingly and freely.

         6.2 REPRESENTATIONS BY CORPORATE MANAGER

         If the Manager is an entity, the Manager represents and warrants, in addition to its representations and warranties under Section 6.1, that it is duly formed, organized and existing under its state of incorporation, and has full corporate authority and all necessary authorization to enter into this Agreement and to perform its duties hereunder in accordance with the terms of this Agreement.


                                   SECTION 7
                     CONFIDENTIALITY OF COMPANY INFORMATION

         7.1 CONFIDENTIALITY OF COMPANY INFORMATION

         The Managers shall use every reasonable means to maintain the confidentiality of Confidential Information. Except as required in conducting the business and internal affairs of the Company or by federal or state law, the Managers shall not disclose Confidential Information to any third party. Promptly after ceasing to be managers, the managers shall return to the Company all documents and other media in their possession or control that contain Confidential Information.

         7.2 EXCEPTIONS TO DUTY OF CONFIDENTIALITY

         Section 7.1 shall not apply to the following types of information:

                  (a) Information already lawfully possessed by a Manager before its disclosure to the Manager lawfully obtained from another source after receiving it from the Company.

                  (b) Information that is already in the public domain at the time of its disclosure to the Manager or that thereafter enters the public domain through no fault of the Manager.

                  (c) Information whose disclosure is permitted or required by final order of a court of competent jurisdiction.

                  (d) Information whose disclosure is made on a confidential basis to an arbitrator in an arbitration under Section 14; and

                  (e) Information the Company discloses without restriction to any Person other than the Manager.

         7.3 BINDING EFFECT; TERMINATION

         This Section 7 shall bind each recipient even after the recipient ceases to be a Manager, and shall terminate upon the termination of the legal existence of the Company.



                                   SECTION 8
                              COMPANY RECORDS, ETC.

         8.1 INFORMATION AND RECORDS MAINTAINED BY THE COMPANY

         The Company shall maintain at its principal place of business the following types of records and information:


                  (a) True and full information regarding the status of the business and financial condition of the Company;

                  (b) Promptly after they become available, copies of its federal, state and local income tax returns for each year;

                  (c) A current list of the name and last known business, residence or mailing address of each Member of the Company;

                  (d) A copy of its Certificate and this Agreement and of all amendments thereto, together with executed copies of any written powers of attorney pursuant to which the Certificate and this Agreement and all amendments thereto have been executed;

                  (e) True and full information regarding the amount of cash and a description and statement of the agreed value of any other property or services contributed by each Member to the Company and which each Member has agreed to contribute in the future, and the date on which each Member became a member of the Company; and

                  (f) Other information regarding the affairs of the Company that is just and reasonable.

         8.2 BOOKS OF ACCOUNT

         The Company shall maintain books of account concerning the business and affairs of the Company that are accurate, reasonably current, and in compliance with financial and other standards normally applicable to the records of business organizations generally similar to the Company in size and business activities.

         8.3 INSPECTION OF RECORDS.

         During normal business hours and after reasonable notice, each Member shall be entitled, for any purpose reasonably related to the Member's membership in the Company, to inspect and, at the Member's expense, to copy any documents and other media in the Company's possession or control, including the documents identified in Section 8.1, provided that all information available to the Member under this Section 8 shall be subject to the provisions of Section 7, and all applicable federal and state laws and regulations, including laws concerning the privacy of employee medical information.


                                   SECTION 9
                         EXCULPATION AND INDEMNIFICATION

         9.1 EXCULPATION.

         No Manager shall be liable to any other Manager, any Member or the Company for any loss suffered by the Company unless such loss is caused by the Manager's gross negligence, willful misconduct, violation of law or material breach of this Agreement. The Manager shall not be liable for errors in judgment or for any acts or omissions that do not constitute gross negligence, willful misconduct, violation of law or material breach of this Agreement. The Manager may consult with counsel and accountants in respect of Company affairs and, provided the Manager acts in good faith reliance upon the advice or opinion of such counsel or accountants, the Manager shall not be liable for any loss suffered by the Company in reliance thereon.

         9.2 INDEMNIFICATION.

         Subject to the limitations and conditions as provided in this Section 9, each Person who was or is made a party to or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative (hereinafter a "Proceeding"), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that he, she or it, or a Person of whom he, she or it is the legal representative, is or was a Manager or officer of the Company or while a Manager or officer of the

Company is or was serving at the request of the Company as a Manager, director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise shall be indemnified by the Company to the fullest extent permitted by the Act, as the same exist or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) against judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable expenses (including, without limitation, attorneys' fees) actually incurred by such Person in connection with such Proceeding, and indemnification under this Section 9 shall continue as to a Person who has ceased to serve in the capacity which initially entitled such Person to indemnity hereunder. The rights granted pursuant to this Section 9 shall be deemed contract rights, and no amendment, modification or repeal of this Section 9 shall have the effect of limiting or denying any such rights with respect to actions taken or Proceedings arising prior to any amendment, modification or repeal. It is expressly acknowledged that the indemnification provided in this Section 9 could involve indemnification for negligence or under theories of strict liability.

         9.3 ADVANCE PAYMENT.

         The right to indemnification conferred in this Section 9 shall include the right to be paid or reimbursed by the Company for the reasonable expenses incurred by a Person of the type entitled to be indemnified under Section 9.2 who was or is, or is threatened to be made, a named defendant or respondent in a Proceeding in advance of the final disposition of the Proceeding and without any determination as to the Person's ultimate entitlement to indemnification; provided, however, that the payment of such expenses incurred by any such Person in advance of the final disposition of a Proceeding shall be made only upon delivery to the Company of a written affirmation by such Manager of his, her or its good faith belief that he, she or it has met the standard of conduct necessary for indemnification under this Section 9 and a written undertaking, by or on behalf of such Person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified Person is not entitled to be indemnified under this Section 9 or otherwise.

         9.4 APPEARANCE AS A WITNESS.

         Notwithstanding any other provision of this Section 9, the Company may pay or reimburse expenses incurred by a Manager or officer in connection with his appearance as a witness or other participation in a Proceeding at a time when the Manager or officer is not a named defendant or respondent in the Proceeding.

         9.5 INSURANCE.

         The Company may purchase and maintain insurance, at its expense, to protect itself and any Person who is or was serving as a Manager, officer, or agent of the Company or is or was serving at the request of the Company as a Manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such Person against such expense, liability or loss under this Section 9.

         9.6 NONEXCLUSIVITY OF RIGHTS.

         The right to indemnification and the advancement and payment of expenses conferred in this Section 9 shall not be exclusive of any other right which a Manager or other Person indemnified pursuant to this Section 9 may have or hereafter acquire under any law (common or statutory), provision of the Certificate or this Agreement, agreement, vote of Members or Managers, or otherwise.

         9.7 SAVINGS CLAUSE.

         If this Section 9 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Manager or any other Person indemnified pursuant to this Section 9 as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this Section 9 that shall not have been invalidated and to the fullest extent permitted by applicable law.


                                   SECTION 10
                           TAX PLANNING AND COMPLIANCE

         10.1 TAXATION OF THE COMPANY AND MEMBERS

         Under federal tax law and to the maximum extent possible under the tax laws of each state and the District of Columbia, the Company and its Members shall be taxable as a partnership and as partners. The provisions of this Agreement shall be construed and applied in such a manner as to ensure full compliance with the provisions of the Code applicable to partnerships and partners and with the regulations thereunder.

         10.2 TAX MANAGEMENT AND COMPLIANCE

         The parties acknowledge the importance to the Company and the Members of competent tax planning for the Company and for the Members as members, and full compliance by the Company and by the Members with federal and state tax requirements applicable to the Company and the Members in their capacity as such.

         10.3 APPOINTMENT AND REPLACEMENT OF COMPANY TAX ADVISER

         In connection with its formation and on a continuing basis thereafter, the Members may appoint a tax adviser. This individual or firm shall have expertise in all areas of tax practice relevant to the needs of the Company and its Members in their capacities as such and in particular in the field of federal partnership taxation. The Members may replace the Company's tax adviser from time to time upon the affirmative vote of Members holding a majority of Member votes.

         10.4 COOPERATION WITH TAX ADVISER

         The  parties  shall  cooperate  with the  Company's  tax adviser to the
maximum  extent   reasonable  to  ensure  adequate   Company  tax  planning  and
compliance.

         10.5 TAX MATTERS PARTNER

         The Members by affirmative vote of Members holding a majority of Member votes may appoint a Manager to serve as the Company's tax matters partner for purposes of unified administrative and judicial federal tax proceedings under Code Section 6231 (a) (1).

         10.6 PLANNING OF INDIVIDUAL TRANSACTIONS

         Before undertaking any major transaction involving the Company or any Member in the Member's capacity as a member, the Company and each affected Member shall consult with one or more partnership tax experts concerning the tax implications of the transaction, and the Company and affected Members shall make any tax elections and shall take any other actions necessary or appropriate in the circumstances to ensure tax compliance and maximum lawful tax avoidance. The issue of the fairness of the transaction to the Company and to the Members shall be subject to arbitration under Section 14.

         10.7 TAX DISTRIBUTIONS

        If any Member requires a Distribution of all or any portion of the Member's share of Company Profits in order to pay the Member's federal or other taxes on the Member's share of these Profits for any taxable year, the Company shall, to the extent that its financial condition reasonably permits, make this Distribution to the Member on a timely basis, provided that as a condition for the Distribution, the Company may, under reasonable conditions of confidentiality, require the Member to disclose to the Company's tax adviser relevant information concerning the Member's tax and financial affairs.

         10.8 TAX RETURNS

         The Company shall accurately complete and file its federal tax return and all applicable state returns on a timely basis each year.

         10.9 PROVISION OF TAX INFORMATION TO MEMBERS

         As soon as reasonably possible after the close of each of its taxable years, the Company shall provide each Member with completed federal and state tax forms and with all other documents and information relevant to the federal and state tax liabilities of the Member as a member of the Company, provided that each Member shall have sole responsibility for preparing and timely filing the Member's federal and state tax returns and for paying the Member's taxes, and the Company shall have no responsibility or liability with respect to these matters.

         10.10 COMPUTATION AND RECORDING OF MEMBERS' CONTRIBUTIONS

         The Company shall maintain current and accurate records concerning each Member's Capital Contributions and adjusted tax basis in the Member's Membership Interest in accordance with applicable U.S. Treasury Department regulations and, promptly after the request of any Member, shall make these records available to the Member.


                                   SECTION 11
                              MEMBER DISSOCIATIONS

         11.1 EVENTS OF DISSOCIATION

         A Member shall be dissociated only if the Member dies (or, if the Member is an entity, it incurs a dissolution or equivalent event), the Member resigns in accordance with Section 11.4, or the Member sells or otherwise transfers all of the Member's Management Rights.

         11.2 CERTAIN CONSEQUENCES OF DISSOCIATION

         Except as otherwise expressly provided in this Agreement, a Member who is dissociated from the Company shall immediately lose all of the Member's Management Rights.

         11.3 NO DISTRIBUTIONS TO DISSOCIATED MEMBERS

         Except as otherwise provided in this Agreement, a Member's dissociation shall not entitle the Member to receive any Distribution of Company Profits or other assets or to receive any payment for the Member's Membership Interest.

         11.4 RIGHT OF MEMBERS TO RESIGN FROM COMPANY; NOTICE OF RESIGNATION

         A Member may without liability resign as a member of the Company by giving written notice of resignation to the other Members. The resignation shall be effective sixty (60) days after all of the other Members have received the notice.

         11.5 EFFECTIVE DATE OF RESIGNATION

         A Member shall be deemed to have resigned from the Company within the meaning of this Section 11 on the effective date of the notice of resignation described in Section 11.4. For purposes of this Section 11, the resignation of a Member means the Member's voluntary renunciation of the Member's right to participate in the business and internal affairs of the Company.

                                   SECTION 12
              DISSOLUTION; MERGERS, CONVERSIONS AND SALES OF ASSETS

         12.1 DISSOLUTION

         The Company shall be dissolved upon the affirmative vote of Members holding a majority of Member votes, upon the expiration of the period fixed for the duration of the Company set forth in the Certificate, upon the issuance of an order of dissolution by a court or by the Secretary of State of the State of Delaware, or upon the issuance of an order of dissolution by an arbitrator under
Section 14.

         12.2 LIQUIDATION AND TERMINATION.

        On dissolution of the Company, the Managers shall act as liquidator. The Managers shall proceed diligently to wind up the affairs of the Company and make final Distributions as provided herein and in the Act. The costs of liquidation shall be borne as a Company expense. Until final Distribution, the Managers shall continue to operate the Company properties with all of the power and authority of the Managers. The steps to be accomplished by the Managers are as follows:


                  (a) as promptly as possible after dissolution and again after final liquidation, the Managers shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company's assets, liabilities, and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable;

                  (b) the Managers shall cause the notice described in Section 18-203 of the Act to be mailed to each known creditor of and claimant against the Company in the manner described in such section;

                  (c) the Managers shall pay, satisfy or discharge from Company funds all of the debts, liabilities and obligations of the Company (including, without limitation, all expenses incurred in liquidation) or otherwise make adequate provision for payment and discharge thereof (including, without limitation, the establishment of a cash escrow fund for contingent liabilities in such amount and for such term as the Managers may reasonably determine); and

                  (d) all remaining assets of the Company shall be distributed to the Members as follows:

                           (i) the Managers may sell any or all Company property, including to Members, and any resulting gain or loss from each sale shall be computed and allocated to the Capital Accounts of the Members;

                           (ii) with  respect to all Company  property  that has
                  not been sold, the fair market value of that property shall be determined and the Capital Accounts of the Members shall be adjusted to reflect the manner in which the unrealized income, gain, loss, and deduction inherent in property that has not been reflected in the Capital Accounts previously would be allocated among the Members if there were a taxable disposition of that property for the fair market value of that property on the date of Distribution; and

                           (iii) Company property shall be distributed among the
                  Members in accordance with the positive Capital Account balances of the Members, as determined after taking into account all Capital Account adjustments for the taxable year of the Company during which the liquidation of the Company occurs (other than those made by reason of this clause (iii)); and those Distributions shall be made by the end of the taxable year of the Company during which the liquidation of the Company occurs (or, if later, ninety (90) days after the date of the liquidation).

All Distributions in kind to the Members shall be made subject to the liability of each distributee for costs, expenses, and liabilities theretofore incurred or for which the Company has committed prior to the date of termination and those costs, expenses, and liabilities shall be allocated to the distributee pursuant to this Section 12.2. The Distribution of cash and/or property to a Member in accordance with the provisions of this Section 12.2 constitutes a complete return to the Member of its Capital Contributions and a complete Distribution to the Member of its interest in the Company and all the Company's property and constitutes a compromise to which all Members have consented within the meaning of the Act. To the extent that a Member returns funds to the Company, it has no claim against any other Member for those funds.

         12.3 EFFECTIVE DATE OF DISSOLUTION

         The dissolution of an Company by vote of the Members shall be effective on the date specified in that vote or, if the Members do not specify a date, then on the date of completion of the vote.

         12.4 CESSATION OF COMPANY'S LEGAL EXISTENCE

         Unless a court or administrative authority duly and finally determines otherwise, on completion of the Distribution of Company assets as provided herein, the Company is terminated, and the Managers (or such other Person or Persons as the Act may require or permit) shall file a certificate of cancellation with the Secretary of State of the State of Delaware, cancel any other filings made pursuant to this Agreement, and take such other actions as may be necessary to terminate the Company.

         12.5 DISSOLUTION BY ARBITRATOR

         Upon petition by any Member, an arbitrator under Section 14 may issue an order dissolving the Company on one or more of the following grounds:

                  (a) the Company obtained its Certificate through fraud;

                  (b) the Company exceeded or abused the authority conferred upon it by law;

                  (c) the Company conducted its business in a persistently fraudulent or illegal manner;

                  (d) the Company abused its power contrary to the public policy of this State;

                  (e) A deadlock exists on a matter involving Company management which the Members are unable to resolve and which is causing or which threatens to cause irreparable injury to the Company or which prevents it from conducting its business or affairs to its advantage;

                  (f) The dissolution of the Company is reasonable and fair in the circumstances.

         12.6  EXCLUSION  OF  CERTAIN  MANAGERS  FROM  PARTICIPATION  IN WIND-UP
PROCESS

         Any Member may petition an arbitrator under Section 14 to exclude one or more Managers from participating in the process of winding up and liquidating the Company on the ground that, because of past wrongful conduct by the Manager or Managers in question, their participation would be likely to affect that process adversely.

         12.7 WINDING-UP OF THE COMPANY

         After the Company is dissolved, the Managers responsible for winding up the Company shall as expeditiously as reasonably possible wind up its business and internal affairs, and cause its liquidation. During the wind-up period, the Company shall accept no new business except to the extent necessary to dispose of existing inventory.

         12.8 LIQUIDATING DISTRIBUTIONS BY THE COMPANY

         The Company shall make Distributions of its assets in connection with its liquidation in accordance with the provisions of Section 4, provided that the Company shall make no Distribution to Members or others in connection with its liquidation until it has complied with all applicable laws and regulations of this State (including tax laws and regulations) relating to its dissolution and liquidation.

         12.9 DEFICIT CAPITAL ACCOUNTS.


        Notwithstanding anything to the contrary contained in this Agreement, and notwithstanding any custom or rule of law to the contrary, to the extent that the deficit, if any, in the Capital Account of any Member results from or is attributable to deductions and losses of the Company (including non-cash items such as depreciation), or Distributions of money pursuant to this Agreement to all Members in proportion to their respective Membership Interests, upon dissolution of the Company such deficit shall not be an asset of the Company and such Members shall not be obligated to contribute such amount to the Company to bring the balance of such Member's Capital Account to zero.

         12.10 DISPOSITION OF KNOWN AND UNKNOWN CLAIMS AGAINST COMPANY

         Promptly after the dissolution of the Company, the Company shall take all reasonable measures under the laws of this State to dispose of (and, to the extent reasonable, to bar) known and unknown claims against the Company.

         12.11  DUTY  TO  CONSULT  TAX  ADVISER  IN   CONNECTION   WITH  COMPANY
DISSOLUTION

         Before the Members begin the wind-up and liquidation of the Company, the Company and the Members shall consult with their respective tax advisers and shall structure and implement the liquidation in a manner that is as fair as possible to each Member from a tax viewpoint.

         12.12 MERGERS, CONVERSIONS AND SALES OF ASSETS

         The Company shall not participate in a merger, change its business organization form, or sell all or substantially all of its assets outside the ordinary course of business except with the consent of Members holding a majority of membership votes.


                                   SECTION 13
                        TERM AND TERMINATION OF AGREEMENT

         13.1 TERM AND TERMINATION

         Subject to the provision of Sections 13.2 and 13.3, the term of this Agreement shall begin on the Effective Date and, unless earlier terminated by the parties, shall terminate as follows:


                  (a) If the Company is terminated by vote of the Members, it shall terminate on the effective date of the certificate of cancellation of the Company's Certificate.

                  (b) If the Company is terminated by decree of a duly authorized judicial or administrative authority or by an arbitrator, it shall terminate on the date of termination of the Company's existence as determined by that authority or arbitrator.

                  (c) If no clear date is established under Sections 13.1 (a) or
(b) and if the Members cannot agree on such a date, it shall terminate upon the determination of an arbitrator under Section 14.

         13.2 SURVIVAL OF ACCRUED RIGHTS

         Rights, duties and liabilities accrued by the parties under this Agreement before its termination shall continue in full force and effect after its termination.


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

         13.3 ARBITRATION OF MATTERS RELATING TO COMPANY'S WINDING-UP, ETC.

         Notwithstanding the termination of this Agreement, any party may, after that termination, initiate an arbitration under Section 14 to determine and enforce rights and duties of the party relating to matters arising before and during the Company's winding-up, the Company's liquidation, and matters arising after the cancellation of the Company's Certificate.



                                   SECTION 14
                         ARBITRATION OF COMPANY DISPUTES

         14.1 MANDATORY ARBITRATION OF CERTAIN DISPUTED MATTERS

         Except as provided herein, any dispute between or among the parties relating to arbitrable matters shall be exclusively and finally resolved in arbitration by a single arbitrator without recourse to any court.

         14.2 MATTERS NOT SUBJECT TO ARBITRATION

         Arbitration shall not be used to resolve routine business matters of the Company, matters requiring urgent judicial relief, or matters involving the enforcement of orders under this Section 14.

         14.3 RULES GOVERNING ARBITRATION

         Except as otherwise provided in this Section, any arbitration under this section shall be governed by the Rules of Commercial Arbitration of the American Arbitration Association ("AAA") as in effect at the time of the arbitration.

         14.4 NOTICE OF ARBITRATION

         Any Member may initiate an arbitration of any matter not subject to arbitration under Section 14.2 above. The initiating Member shall do so by providing written notice of the arbitration to the other Members. The notice shall bear a current date, shall state the name of the initiating Member and shall briefly state the matter to be arbitrated.

         14.5 SELECTION OF ARBITRATOR

         If, within fifteen (15) business days after all the parties entitled to notice of an arbitration have received that notice, the Members have not agreed among themselves as to the identity of the arbitrator or the site of the arbitration, the Company shall immediately refer these matters for resolution by the AAA office located in the city of Philadelphia. That office may resolve these matters without liability and in its sole discretion.

         14.6 NO APPEAL

         No Member shall appeal to any court an order of an arbitrator under this Section 14. The Company or any Member may enter any such order in any court of competent jurisdiction.

         14.7 ALLOCATIONS OF COSTS AND FEES

         The arbitrator may allocate among the Members the costs, fees and other expenses relating to an arbitration in any manner that the arbitrator shall determine to be appropriate in his or her absolute discretion, provided that if the arbitrator determines that a party has initiated an arbitration without a reasonable basis for doing so, the arbitrator shall assess against that party the costs of the other parties relating to the arbitration, including the reasonable attorneys' fees.


                                   SECTION 15
                               GENERAL PROVISIONS

         15.1 ENTIRE AGREEMENT

         This  Agreement   contains  the  entire  agreement  among  the  parties
concerning its subject matter and replaces all other agreements among them, whether written or oral, concerning this subject matter.

         15.2 CONFLICTS BETWEEN AGREEMENT AND CERTIFICATE

         If there is any conflict between the provisions of this Agreement and those of the Certificate, then, in any dispute among the Members, the provisions of this Agreement shall prevail.

         15.3 EFFECT OF ACT

         Except as otherwise provided in this Agreement or by law, the business and internal affairs of the Company shall be governed by the Act as in effect on the Effective Date.

         15.4 CHANGES OF LAW

         If mandatory rules of the Act or other applicable law change in a manner that provides material advantages or disadvantages to any Member not contemplated by this Agreement, the Members shall equitably amend the Agreement to minimize or eliminate these advantages and disadvantages.

         15.5 INCORPORATION OF SCHEDULES

         All schesdules identified in the Agreement as schedules to the Agreement are hereby incorporated into the Agreement and made integral parts of it.

         15.6 GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice-of-law or conflict-of-law provision or rule (whether of the State of Delaware or of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

         15.7 FORUM FOR LITIGATION; ACCEPTANCE OF PERSONAL JURISDICTION

         If any party sues another party in a suit under or relating to this Agreement, the party bringing the suit shall do so in the courts of the State of Delaware. The parties hereby irrevocably accept the personal jurisdiction of those courts in any such suit.

         15.8 ASSIGNMENTS AND DELEGATIONS

         Except as otherwise provided in this Agreement, no party shall assign any of its rights or delegate any of its duties under this Agreement to any third party except with the consent of the other parties to the Agreement, which consent these other parties shall not unreasonably withhold.

         15.9 CAPTIONS

         All captions in this Agreement are for convenience only and shall be deemed irrelevant in construing any provision of the Agreement.

         15.10 NOTICES

         Except as expressly set forth to the contrary in this Agreement, all notices, requests, or consents provided for or permitted to be given under this Agreement must be in writing and must be given either by depositing the writing in the United States mail, addressed to the recipient, postage paid, and registered or certified with return receipt requested or by delivering that writing to the recipient in person, by courier, or by facsimile transmission; and a notice, request, or consent given under this Agreement is effective on receipt by the Person to receive it. All notices, requests, and consents to be sent to a Manager, a Member or the Company must be given to the Managers at the following address:

                     BWP Gas, LLC
                     111 Presidential Boulevard, Suite 158A
                     Bala Cynwyd, Pennsylvania 19004

Whenever any notice is required to be given by law, the Certificate or this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

         15.11 CERTAIN MEANINGS AND CONSTRUCTIONS

         The terms "include" and similar terms as used in this Agreement shall denote partial definitions. As the context shall require, the use of the singular in this Agreement shall denote the plural and vice versa, and the use of a particular gender shall denote another gender.

         15.12 WAIVERS

         No delay of or omission by a party in the exercise of any right, power or remedy accruing to the party as a result of any breach or default by another party under this Agreement shall impair any such right, power or remedy accruing to the party, or shall be construed as a waiver of or acquiescence by the party in any such breach or default or of any similar breach or default occurring later. No waiver by a party of any single breach or default under this Agreement shall be construed as a waiver by the party of any other breach or default occurring before or after that waiver.

         15.13 SEPARABILITY OF PROVISIONS

         Each provision of this Agreement shall be deemed separable. If any provision or the application of any provision to any Person or circumstance shall be held invalid or unenforceable in any jurisdiction, the provision shall be ineffective only in that jurisdiction and only to the extent that it has been expressly held to be invalid or unenforceable in that jurisdiction, without invalidating any other provision of this Agreement or the application of the provision itself to Persons or circumstances other than those to which it was held invalid or unenforceable in the jurisdiction in question.

         15.14 COUNTERPARTS

         This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts. Each of these counterparts when so executed shall be deemed to be an original and all such counterparts taken together shall constitute one and the same agreement.

         15.15 FURTHER ACTIONS BY THE PARTIES

         Each party, upon reasonable request by another party, shall furnish to the other party any information reasonably requested by the other party, and sign any documents and do any other things that the other party reasonably requests for the purpose of carrying out the intent of this Agreement.

         15.16 ADEQUACY OF CONSIDERATION

         Each party acknowledges and agrees that upon the effectiveness of this Agreement, the party will be in receipt of valid and adequate consideration for its undertakings under this Agreement.

         15.17 NOTICE OF PROVISIONS OF THIS AGREEMENT AND CERTIFICATE

         By executing this Agreement, each Member acknowledges that it has actual notice of all of the provisions of this Agreement, including, without limitation (i) the restrictions on transfer of the Membership Interests set forth in Section 3.11, and (ii) all of the provisions of the Certificate.



                  [Remainder of page intentionally left blank]





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



         IN WITNESS WHREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                    CLASS A MEMBER:

                                    OKLAHOMA HILLS GAS, LLC

                                    By: HBA GAS, INC., its Managing Member


                                    By: /s/ ERNEST A. BARTLETT
                                       ----------------------------------
                                       Ernest A. Bartlett
                                       President


                                    CLASS B MEMBER:

                                    HBA GAS, INC.


                                    By:  /s/ ERNEST A. BARTLETT
                                       ----------------------------------
                                       Ernest A. Bartlett
                                       President


                                    CONTINENTAL SOUTHERN RESOURCES,
                                      INC., as Substituted Member for HBA Gas,
                                      Inc., effective May 27, 2003.


                                    By: /s/ STEPHEN P. HARRINGTON
                                       ----------------------------------
                                       Stephen P. Harrington
                                       President

                                   SCHEDULE A


The Membership Interests of the initial Members are as follows:


   NAME OF MEMBER                                         PERCENTAGE INTEREST

   INITIAL CLASS A MEMBER
          Oklahoma Hills Gas, LLC                                 1%
   INITIAL CLASS B MEMBER
          HBA Gas, Inc.                                           99%






Effective May 27, 2003, the Membership Interests of the Members are as follows:


   NAME OF MEMBER                                         PERCENTAGE INTEREST

   CLASS A MEMBER
          Oklahoma Hills Gas, LLC                                 1%
   CLASS B MEMBER
          Continental Southern                                    99%
              Resources, Inc.